SemiAnnual Report


February 29, 2000

[GLOBAL MAP GRAPHIC]

TEMPLETON EMERGING
MARKETS INCOME FUND, INC.


[FRANKLIN TEMPLETON LOGO]




SHAREHOLDER LETTER




--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS INCOME FUND SEEKS HIGH CURRENT INCOME, WITH A SECONDARY GOAL OF CAPITAL APPRECIATION, BY INVESTING PRIMARILY IN A PORTFOLIO OF HIGH-YIELDING DEBT OBLIGATIONS OF SOVEREIGN OR SOVEREIGN-RELATED ENTITIES AND PRIVATE SECTOR COMPANIES IN EMERGING MARKET COUNTRIES.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton Emerging Markets Income Fund, which covers the six months ended February 29, 2000. During the reporting period, many emerging country bond markets performed well due, in part, to rising global commodity prices, which improved the export revenues and debt repayment capacity of many emerging market countries. The rapid advance of the U.S. equity market also eased the risk aversion of many investors, and increased their appetite for emerging market bonds.

In Latin America, Brazil's bonds continued their recovery from earlier crises largely as a result of external financing from the International Monetary Fund
(IMF) and foreign governments, as well as the implementation of economic



CONTENTS

Shareholder Letter ............................         1

Important Notice to Shareholders ..............         5

Performance Summary ...........................         6

Financial Highlights & Statement of
 Investments...................................         7

Financial Statements ..........................        11

Notes to Financial Statements .................        14







All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 8.


                         [FUND CATEGORY PYRAMID GRAPHIC]





[PIE CHART]


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/29/00



Latin America                                 66.4%
Asia                                          19.5%
Europe                                        10.9%
Short-Term Investments & Other Net Assets      3.2%




measures designed to stabilize the country's fiscal situation. Elsewhere in the region, Venezuelan and Mexican debt rose in value, as both nations' revenues were positively impacted by a combination of rising oil prices and the relatively large volume of oil exported by each country. Argentina did not fare as well during the period. Its economy suffered from recession aggravated by the country's fixed exchange rate, which prevented it from stimulating growth by reducing interest rates. But even in the face of lower tax revenues and a larger budget deficit caused by reduced economic activity, Argentina's government succeeded in obtaining private sector credit to meet its debt payment obligations.

Despite Russia's default on U.S. Treasury-backed Brady bonds and other external debt, its eurobonds recovered on speculation that the country's government would continue to give priority to servicing their eurobond obligations over debt issued by the former Soviet Union. Bulgarian debt securities also rebounded in value mainly because of that country's relatively strong economic fundamentals during the period, and Turkey's bonds rose in price as its government obtained both external financial support from the IMF and parliamentary approval of economic reforms.

Within this environment, Templeton Emerging Markets Income Fund produced a 3.13% cumulative total return based on market price and 15.94% based on net asset value for the six months ended February 29, 2000, as shown in the Performance Summary on page 6. During the same period, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned 16.49%.(1) At the end of the reporting period, most (66.4%) of the Fund's total net assets were invested in Latin American securities.



(1) Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBI+ measures performance of external debt instruments in 14 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2



Our largest regional holdings were Mexican bonds (20.0%), followed by those from Brazil (16.9%), Argentina (12.8%), and Venezuela (8.5%). During the six months under review, we sold Ecuadorian Brady bonds and added to our holdings in Brazil following improvements in its fiscal budget. We also purchased Argentinian bonds after prompt implementation of measures intended to reduce that country's budget deficit.

Asian holdings represented 19.5% of total net assets on February 29, 2000. Turkey was the largest country weighting in the region at 9.3%, followed by Indonesia and the Philippines at 4.6% and 3.5%, respectively. The Fund's European exposure remained comparatively small during the period, split among Russia (5.1% of total net assets), the Netherlands (3.5%) and Bulgaria (2.3%).

During the period, we maintained very little emerging market currency exchange rate exposure (2.5% of total net assets at the end of the period), as we invested primarily in U.S. dollar-denominated bonds. Given past market volatility, our focus was on liquid instruments, namely sovereign eurobonds and Brady bonds, which represented 69.2% and 4.6%, respectively, of the Fund's total net assets as of February 29, 2000. We favored eurobonds over U.S. Treasury-backed Brady bonds to reduce the Fund's sensitivity to changes in U.S. interest rates. Corporate eurobonds, at the end of the six months under review, represented 23.0% of total net assets, while the Fund's short-term investments and other net assets were 3.2%.

Looking forward, we believe U.S. interest rates, if they continue to rise, will strongly influence global bond markets. Rising U.S. rates are usually negative for emerging market economies because they ordinarily force developing countries to raise their




TOP 10 COUNTRIES REPRESENTED IN THE FUND
2/29/00



                         % OF TOTAL
COUNTRY                  NET ASSETS
-----------------------------------

Mexico                     20.0%
Brazil                     16.9%
Argentina                  12.8%
Turkey                      9.3%
Venezuela                   8.5%
Russia                      5.1%
Indonesia                   4.6%
Philippines                 3.5%
Netherlands                 3.5%
Colombia                    2.8%




                                                                               3


own rates, leading to falling bond prices. However, in our opinion, the impact may not be as severe as in prior years since relatively high interest rates already prevail in many emerging markets. We intend to continue focusing on bonds from countries with positive economic growth and relatively low inflation, and on countries we believe show improving repayment capacity. In doing so, we will attempt to position the Fund to take advantage of sovereign bonds we believe are deeply discounted due to market overreaction to their risk levels.

Of course, investments in foreign securities involve special risks, such as market and currency volatility, and adverse economic, social and political developments in countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections.

We welcome your comments and suggestions and look forward to serving your investment needs in the years to come.



Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 29, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


4



IMPORTANT NOTICE TO SHAREHOLDERS
-----------------------------------------------------------------------------

EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of each of the participating countries, however, has retained the authority to set its own tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities.

It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers and issuers in other regions whose securities the Fund may hold, or the impact, if any, on Fund performance. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. The Fund's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations among those currencies and versus the U.S. dollar.

While the implementation of the euro could have a negative effect on the Fund, the Fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.
-----------------------------------------------------------------------------


                                                                              5


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total return. Without these reductions, total return would have been lower.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

SIX-MONTH PERFORMANCE SUMMARY AS OF 2/29/00

DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. PAST DISTRIBUTIONS ARE NOT INDICATIVE OF FUTURE TRENDS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.


PERFORMANCE

Six-Month Total Return                 15.94% (Based on Net Asset Value)
                                       3.13% (Based on Market Price)
Net Asset Value (NAV)                  $12.37 (2/29/00)                          $11.36 (8/31/99)
Change in NAV                          +$1.01
Market Price (NYSE)                    $9.625 (2/29/00)                          $9.9375 (8/31/99)
Change in Market Price                 -$0.3125
Distributions (9/1/99 - 2/29/00)       Dividend Income                           $0.62


ADDITIONAL PERFORMANCE AS OF 3/31/00

                                                            INCEPTION
                                   1-YEAR        5-YEAR     (9/23/93)
---------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                  21.58%        99.89%       69.04%

  Based on change in
  market price                      6.16%        52.30%       23.88%
Average Annual Total Return(2)
  Based on change in
  net asset value                  21.58%        14.85%        8.39%

  Based on change in
  market price                      6.16%         8.77%        3.34%



For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.


6




TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                      SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                      FEBRUARY 29, 2000      --------------------------------------------------------------------
                                        (UNAUDITED)+          1999+           1998            1997           1996          1995
                                      -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding
  throughout the period)
Net asset value, beginning of
  period........................            $11.36              $9.46          $14.33          $12.92        $11.52        $12.35
                                      -------------------------------------------------------------------------------------------
Income from investment
  operations:
 Net investment income..........               .56               1.26            1.22            1.18          1.24          1.33
 Net realized and unrealized
   gains (losses)...............              1.07               1.88           (4.85)           1.47          1.40          (.92)
                                      -------------------------------------------------------------------------------------------
Total from investment
  operations....................              1.63               3.14           (3.63)           2.65          2.64           .41
                                      -------------------------------------------------------------------------------------------
Distributions from net
  investment income.............              (.62)             (1.24)          (1.24)          (1.24)        (1.24)        (1.24)
                                      -------------------------------------------------------------------------------------------
Net asset value, end of
  period........................            $12.37             $11.36           $9.46          $14.33        $12.92        $11.52
                                      ===========================================================================================

Total Return*
 Based on market value per
   share........................             3.13%             37.66%        (33.52)%          22.11%        23.73%       (4.28)%
 Based on net asset value per
   share........................            15.94%             35.16%        (27.44)%          22.20%        24.31%         3.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's).......................          $588,917           $540,977        $450,329        $682,212      $614,951      $548,448
Ratios to average net assets:
 Expenses.......................             1.17%**            1.18%           1.18%           1.19%         1.09%          .81%
 Expenses, excluding waiver and
   payments by affiliate........             1.17%**            1.18%           1.18%           1.19%         1.20%         1.28%
 Net investment income..........             9.56%**           11.30%           9.01%           8.62%        10.14%        11.79%
Portfolio turnover rate.........            26.72%             38.29%         122.92%         266.79%        77.90%        58.73%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

                       See Notes to Financial Statements.
                                                                               7



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED)

                                                               PRINCIPAL
                                                               AMOUNT**                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 96.8%
ARGENTINA 12.8%
Republic of Argentina:
  9.25%, 2/23/01............................................  $27,220,000           $ 27,308,465
  8.75%, 5/09/02............................................    8,750,000              8,391,250
  11.00%, 10/09/06..........................................    6,575,000              6,492,813
  Reg S, 11.75%, 2/12/07....................................   13,180,000  ARS        12,308,671
  11.75%, 4/07/09...........................................    6,550,000              6,636,788
  11.375%, 1/30/17..........................................    7,400,000              7,312,125
  9.75%, 9/19/27............................................    7,800,000              6,903,000
                                                                                    ------------
                                                                                      75,353,112
                                                                                    ------------
BRAZIL 16.9%
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......    5,700,000              5,682,045
Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08...    7,000,000              6,142,500
Republic of Brazil:
  11.625%, 4/15/04..........................................    6,800,000              6,740,500
  9.375%, 4/07/08...........................................   18,500,000             15,921,563
  14.50%, 10/15/09..........................................   24,460,000             26,441,260
  Series L, cvt., FRN, 7.00%, 4/15/12.......................   18,275,000             13,603,453
  12.75%, 1/15/20...........................................    2,000,000              1,962,500
  10.125%, 5/15/27..........................................   28,580,000             23,106,930
                                                                                    ------------
                                                                                      99,600,751
                                                                                    ------------
BULGARIA 2.3%
Republic of Bulgaria, FRN, 7.0625%, 7/28/11.................   16,000,000             13,210,000
                                                                                    ------------
COLOMBIA 2.8%
Republic of Colombia:
  9.75%, 4/23/09............................................   10,650,000              9,393,300
  9.75%, 4/23/09, Series NOV................................    7,800,000              7,279,997
                                                                                    ------------
                                                                                      16,673,297
                                                                                    ------------
ECUADOR 1.4%
Republic of Ecuador:
  144A, 11.25%, 4/25/02.....................................    4,690,000              1,735,300
  Reg S, 11.25%, 4/25/02....................................   17,920,000              6,630,400
                                                                                    ------------
                                                                                       8,365,700
                                                                                    ------------
INDIA .1%
+*Essar Steel Ltd.:
  144A, FRN, 7.635%, 7/20/99................................      475,000                327,750
  Reg S, FRN, 7.635%, 7/20/99...............................      495,000                341,550
                                                                                    ------------
                                                                                         669,300
                                                                                    ------------

 8





TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA 4.6%
*PT Astra International, wts., 12/31/03.....................    5,786,583  IDR      $  2,165,098
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......   16,375,000             11,257,812
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....    4,840,000              4,622,200
+PT Inti Indorayon Utama, 9.125%, 10/15/00..................    6,830,000              1,946,550
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........    8,000,000              7,040,000
                                                                                    ------------
                                                                                      27,031,660
                                                                                    ------------
JAMAICA .9%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............    5,670,000              5,499,900
                                                                                    ------------
MEXICO 20.0%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................    3,500,000              3,587,500
Bepensa SA, 144A, 9.75%, 9/30/04............................    7,060,000              6,495,200
Cemex SA, 144A, 10.75%, 7/15/00.............................    6,440,000              6,536,600
Nacional Financiera Sociedad Nacional de Credito, 144A,
  9.75%, 3/12/02............................................    5,850,000              6,032,812
Petroleos Mexicanos (PEMEX), 9.375%, 12/02/08...............    5,280,000              5,418,600
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....    5,754,220              4,459,521
United Mexican States:
  9.875%, 1/15/07...........................................   19,880,000             20,849,150
  8.625%, 3/12/08...........................................   22,575,000             22,394,400
  11.375%, 9/15/16..........................................   32,020,000             38,063,775
  11.50%, 5/15/26...........................................    3,260,000              4,076,630
                                                                                    ------------
                                                                                     117,914,188
                                                                                    ------------
NETHERLANDS 3.5%
Astra Overseas Finance NV, FRN, Reg S:
  Series I, 6.688%, 12/31/01................................      923,000                793,780
  Series II, 6.688%, 6/30/05................................    3,113,000              2,179,100
  Series III, zero coupon, 6/30/06..........................    4,036,000              1,594,220
Cellco Finance NV:
  144A, 12.75%, 8/01/05.....................................    3,900,000              4,251,000
  15.00%, 8/01/05...........................................   10,450,000             11,574,420
                                                                                    ------------
                                                                                      20,392,520
                                                                                    ------------
PANAMA 2.1%
Republic of Panama, 9.375%, 4/01/29.........................   12,940,000             12,461,220
                                                                                    ------------
PHILIPPINES 3.5%
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................    5,500,000              5,651,250
  9.25%, 6/30/06............................................    5,080,000              4,836,668
Republic of Philippines, Reg S, 8.75%, 10/07/16.............    5,450,000              4,796,000
Subic Power Corp., 144A, 9.50%, 12/28/08....................    5,648,276              5,337,621
                                                                                    ------------
                                                                                      20,621,539
                                                                                    ------------

                                                                               9

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 29, 2000 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                               AMOUNT**                VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA 5.1%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................  $20,050,000           $ 13,634,000
  Reg S, 10.00%, 6/26/07....................................   22,215,000             15,106,200
+Vnesheconombank, FRN, 6.906%, 12/15/15.....................    6,342,340              1,530,089
                                                                                    ------------
                                                                                      30,270,289
                                                                                    ------------
SOUTH KOREA 2.0%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................   11,500,000             11,815,100
                                                                                    ------------
TRINIDAD AND TOBAGO 1.0%
SEI Holdings IX Inc.:
  11.00%, 11/30/00..........................................      380,000                380,000
  144A, 11.00%, 11/30/00....................................    5,210,000              5,210,000
                                                                                    ------------
                                                                                       5,590,000
                                                                                    ------------
TURKEY 9.3%
Pera Financial Services:
  144A, 9.375%, 10/15/02....................................    8,950,000              8,659,125
  Reg S, 9.375%, 10/15/02...................................    1,100,000              1,064,250
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................    7,450,000              7,356,875
  144A, 10.00%, 9/19/07.....................................   17,450,000             16,926,500
  12.375%, 6/15/09..........................................    4,525,000              4,841,750
  11.875%, 1/15/30..........................................   15,000,000             15,670,320
                                                                                    ------------
                                                                                      54,518,820
                                                                                    ------------
VENEZUELA 8.5%
Republic of Venezeula:
  144A, 9.125%, 6/18/07.....................................    7,200,000              5,796,000
  Reg S, 9.125%, 6/18/07....................................   10,050,000              8,090,250
  9.25%, 9/15/27............................................   53,569,000             36,292,998
                                                                                    ------------
                                                                                      50,179,248
                                                                                    ------------
TOTAL LONG TERM SECURITIES (COST $624,254,727)..............                         570,166,644
                                                                                    ------------
SHORT TERM INVESTMENTS (COST $3,556,000) .6%
Deutsche Bank Securities (DTT), 5.81%, 3/01/00, Time
  Deposit...................................................    3,556,000              3,556,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $627,810,727) 97.4%.................                         573,722,644
OTHER ASSETS, LESS LIABILITIES 2.6%.........................                          15,194,840
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $588,917,484
                                                                                    ============

CURRENCY ABBREVIATIONS:
ARS -- Argentine Peso
IDR -- Indonesian Rupiah
*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.


                       See Notes to Financial Statements.


 10


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $627,810,727)....    $573,722,644
 Receivables:
  Investment securities sold................................       4,173,364
  Interest..................................................      16,735,119
                                                                ------------
      Total assets..........................................     594,631,127
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       4,440,771
  To affiliates.............................................         461,509
 Funds advanced by custodian................................         373,616
 Accrued expenses...........................................         437,747
                                                                ------------
      Total liabilities.....................................       5,713,643
                                                                ------------
Net assets, at value........................................    $588,917,484
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  8,864,704
 Net unrealized depreciation................................     (54,088,120)
 Accumulated net realized loss..............................     (30,798,067)
 Capital shares.............................................     664,938,967
                                                                ------------
Net assets, at value........................................    $588,917,484
                                                                ============
Net asset value per share ($588,917,484 / 47,605,757 shares
  outstanding)..............................................          $12.37
                                                                ============

                       See Notes to Financial Statements.
                                                                              11


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

Interest Income:
 (net of foreign taxes of $1,340)...........................                      $30,103,484
Expenses:
 Management fees (Note 3)...................................      2,377,477
 Administrative fees (Note 3)...............................        419,554
 Transfer agent fees........................................        304,100
 Custodian fees.............................................         41,200
 Reports to shareholders....................................         62,000
 Registration and filing fees...............................         21,500
 Professional fees..........................................         23,500
 Directors' fees and expenses...............................         26,000
 Other......................................................          5,904
                                                                -----------
      Total expenses........................................                        3,281,235
                                                                                  -----------
            Net investment income...........................                       26,822,249
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (5,855,489)
  Foreign currency transactions.............................          2,659
                                                                -----------
      Net realized loss.....................................                       (5,852,830)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     56,486,561
  Translation of assets and liabilities denominated in
    foreign currencies......................................            (54)
                                                                -----------
      Net unrealized appreciation...........................                       56,486,507
                                                                                  -----------
Net realized and unrealized gain............................                       50,633,677
                                                                                  -----------
Net increase in net assets resulting from operations........                      $77,455,926
                                                                                  ===========

                       See Notes to Financial Statements.


 12




TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 29, 2000         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1999
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 26,822,249           $ 59,782,959
  Net realized loss from investments and foreign currency
   transactions.............................................        (5,852,830)           (17,013,740)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        56,486,507            106,909,696
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....        77,455,926            149,678,915

 Distributions to shareholders from net investment income...       (29,515,570)           (59,031,139)
                                                                ---------------------------------------
    Net increase in net assets..............................        47,940,356             90,647,776

Net assets:
 Beginning of period........................................       540,977,128            450,329,352
                                                                ---------------------------------------
 End of period..............................................      $588,917,484           $540,977,128
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $  8,864,704           $ 11,558,025
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              13


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

 14



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

At February 29, 2000, there were 100,000,000 shares authorized ($.01 par value). During the six months ended February 29, 2000 and year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At February 29, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $635,039,663 was as follows:

Unrealized appreciation.....................................    $  8,412,006
Unrealized depreciation.....................................     (69,729,025)
                                                                ------------
Net unrealized depreciation.................................    $(61,317,019)
                                                                ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31, on the sale of securities.

At August 31, 1999, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $14,500,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

                                                                              15



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At August 31, 1999, the Fund had tax basis capital losses of $1,900,000 which may be carried over to offset future capital gains. Such losses expire August 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 29, 2000 aggregated $143,205,522 and $136,236,684 respectively.

16



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                     % OF             % OF                           % OF
                                                                  OUTSTANDING         VOTED                       OUTSTANDING
TERM EXPIRING 2003:                                  FOR            SHARES           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith..............................  42,613,264        89.51%           98.24%         765,524          1.61%
Betty P. Krahmer................................  42,612,461        89.51%           98.23%         766,327          1.61%
Gordon S. Macklin...............................  42,622,043        89.53%           98.26%         756,745          1.59%
Fred R. Millsaps................................  42,551,805        89.38%           98.09%         826,983          1.74%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

               % OF        % OF                 % OF                    % OF                      % OF
            OUTSTANDING   VOTED              OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES   AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
----------------------------------------------------------------------------------------------------------
42,762,421     89.82%     98.58%   309,271      0.65%      307,096      0.65%       --            --

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

               % OF        % OF                 % OF                    % OF                      % OF
            OUTSTANDING   VOTED              OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      SHARES   AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
----------------------------------------------------------------------------------------------------------
41,713,424     87.62%     96.16%   966,723      2.03%      698,641      1.47%       --            --

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                                              17



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 18


TEMPLETON EMERGING MARKETS INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              19





SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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